UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2018

EQT Midstream Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

(Former name or former address, if changed since last report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.          Other Events.

On May 22, 2018, EQT Midstream Partners, LP (EQM) filed a Current Report on Form 8-K to report the closing of EQM's acquisition of Rice Olympus Midstream LLC (ROM), Strike Force Midstream Holdings LLC (Strike Force) and Rice West Virginia Midstream LLC (Rice WV), collectively referred to as the May 2018 Acquisition, effective May 1, 2018. The May 2018 Acquisition was a transaction between entities under common control. As a result, EQM recast its financial statements for the period that the entities were under common control by EQT Corporation (EQT) to retrospectively reflect the May 2018 Acquisition.

EQM's Annual Report on Form 10-K for the year ended December 31, 2017 (2017 Form 10-K) as filed with the U.S. Securities and Exchange Commission (SEC) on February 15, 2018 is hereby recast by this Current Report on Form 8-K as follows:

•	Business included herein on Exhibit 99.1 supersedes Part I, Item 1 of the 2017 Form 10-K;

•	Selected Financial Data included herein on Exhibit 99.2 supersedes Part II, Item 6 of the 2017 Form 10-K;

•	Management's Discussion and Analysis of Financial Condition and Results of Operations included herein as Exhibit 99.3 supersedes Part II, Item 7 of the 2017 Form 10-K; and

•	Financial Statements and Supplementary Data included herein as Exhibit 99.4 supersedes Part II, Item 8 of the 2017 Form 10-K.

EQM's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 (2018 Form 10-Q) as filed with the SEC on April 26, 2018 is hereby recast by this Current Report on Form 8-K as follows:

•	Financial Statements (Unaudited) included herein as Exhibit 99.5 supersedes Part I, Item 1 of the 2018 Form 10-Q; and

•	Management's Discussion and Analysis of Financial Condition and Results of Operations included herein as Exhibit 99.6 supersedes Part I, Item 2 of the 2018 Form 10-Q.

There have been no revisions or updates to any other sections of the 2017 Form 10-K or the 2018 Form 10-Q other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2017 Form 10-K and the 2018 Form 10-Q. As of the date of this Current Report on Form 8-K, future references to EQM’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Business.
99.2	Selected Financial Data.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Financial Statements and Supplementary Data.
99.5	Financial Statements (Unaudited).
99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

CAUTIONARY STATEMENTS

Disclosures in this Current Report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as "anticipate," "estimate," "could," "would," "will," "may," "forecast," "approximate," "expect," "project," "intend," "plan," "believe" and other words of similar meaning in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K include the matters discussed in the section captioned "Outlook" in "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the 2017 Form 10-K, as updated by the 2018 Form 10-Q, as updated by Exhibits 99.3 and 99.6, respectively, of this Current Report on Form 8-K and the expectations of plans, strategies, objectives, and growth and anticipated financial and operational performance of EQM and its subsidiaries, including guidance regarding EQM's gathering and transmission and storage revenue and volume growth; the weighted average contract life of gathering, transmission and storage contracts; infrastructure programs (including the timing, cost, capacity and sources of funding with respect to gathering and transmission expansion projects); the cost, capacity, timing of regulatory approvals and anticipated in-service date of the Mountain Valley Pipeline (MVP); the ultimate terms, partners and structure of Mountain Valley Pipeline, LLC (MVP Joint Venture); expansion projects in EQM's operating areas and in areas that would provide access to new markets; asset acquisitions, including EQM's ability to complete asset acquisitions from EQT or third parties; whether EQM's merger with Rice Midstream Partners LP (RMP) will be completed and the timing of the transaction; the risk that EQM or RMP may be unable to obtain governmental and regulatory approvals required for the proposed merger of EQM and RMP, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied, including approval of the merger by RMP's unitholders holding a majority of the outstanding RMP common units; the possible diversion of management's time on issues related to the merger; the impact and outcome of pending and future litigation, including litigation, if any, relating to the merger; the timing of the proposed separation of EQT's production and midstream businesses (the Proposed Separation) and the parties' ability to complete the separation; the amount and timing of distributions, including expected increases; the amounts and timing of projected capital contributions and operating and capital expenditures, including the amount of capital expenditures reimbursable by EQT; the impact of commodity prices on EQM's business; liquidity and financing requirements, including sources and availability; the effects of government regulation and litigation; and tax position. The forward-looking statements included in this Current Report on Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQM has based these forward-looking statements on current expectations and assumptions about future events. While EQM considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and are beyond EQM's control. The risks and uncertainties that may affect the operations, performance and results of EQM's business and forward-looking statements include, but are not limited to, those set forth under Item 1A, "Risk Factors" in the 2017 Form 10-K, as updated by Part II, Item 1A, "Risk Factors," in the 2018 Form 10-Q.

Any forward-looking statement speaks only as of the date on which such statement is made and EQM does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

In reviewing any agreements incorporated by reference in or filed with this Current Report on Form 8-K, please remember that such agreements are included to provide information regarding the terms of such agreements and are not intended to provide any other factual or disclosure information about EQM. The agreements may contain representations and warranties by EQM, which should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties to such agreements should those statements prove to be inaccurate. The representations and warranties were made only as of the date of the relevant agreement or such other date or dates as may be specified in such agreement and are subject to more recent developments. Accordingly, these representations and warranties alone may not describe the actual state of affairs of EQM or its affiliates as of the date they were made or at any other time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

		By:	EQT Midstream Services, LLC, its General Partner

		By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date:	June 12, 2018